Pursuant to Rule 497(e)
                                                       Registration No. 33-36784


                              LEBENTHAL FUNDS, INC.



                        SUPPLEMENT DATED OCTOBER 1, 2001,
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 30, 2001,
                         AS SUPPLEMENTED JULY 27, 2001.



               On page 9, under the heading "New York Risk Factors" the following paragraph should be inserted:

               "September 11, 2001 Tragedy. The tragic events in New York City on September 11, 2001, have created a great deal of uncertainty in the world and New York. At this time it is not possible to predict what impact, if any, these events will have on the Municipal Obligations held by the Fund and the ability of the issuers of those Municipal Obligations to make prompt payments of principal and interest."

               On page 12, the following sentence should be inserted after the last sentence of the second full paragraph:

               "In addition, it is uncertain the extent to which the recent events surrounding the terrorist actions on September 11, 2001, will impact the City economy."

               On page 13, the second sentence of the second full paragraph should be revised to read as follows:

               "For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events, including the events of September 11, 2001."